Exhibit 99.1

BIODEL REPORTS FOURTH QUARTER AND FISCAL YEAR 2015 FINANCIAL RESULTS

Company Announces Plan to Explore Strategic Alternatives

Conference Call and Audio Webcast to be Held Today, December 17, at 5:00 p.m. ET

DANBURY, Conn., December 17, 2015- Biodel Inc. (Nasdaq: BIOD) today reported financial results for the fourth fiscal quarter and year-ended September 30, 2015.  Additionally, the Company announced that its Board of Directors has approved a plan to explore strategic alternatives to further realize value from its pipeline assets and to preserve the Company’s significant cash balance.   As part of this plan, enrollment in BIOD-531 Study 3-157 is being suspended and the Company will retain an advisor to assist in this process of evaluating its strategic alternatives.

Dr. Errol De Souza, president and chief executive officer of Biodel, stated: “The impact of the delay of the timelines for filing the NDA for the Glucagon Emergency Management product candidate on our stock price has necessitated us to commence a review our strategic alternatives while at the same time extending our cash runway. While this is a difficult decision, we believe it offers the best opportunity to maximize shareholder value from our clinical assets and cash resources.  I look forward to being able to update our investors on the process in the coming months.”

Fourth Quarter Financial Results

Biodel reported a net loss of $3.2 million and $18.7 million, or $0.05 and $0.46 per share for the quarter and twelve month period ended September 30, 2015, respectively.  These results compare to a net loss of $2.3 million and $14.1 million, or $0.10 and $0.66 per share for the quarter and twelve month period ended September 30, 2015, respectively.

Biodel did not recognize any revenue during the quarter and the twelve month period ended September 30, 2015 or 2014.

At September 30, 2015, Biodel had cash and cash equivalents of $40.8 million and 62.2 million shares of common stock outstanding.

Exhibit 99.1

Conference Call and Webcast Information

Biodel's senior management will host a conference call on December 17, 2015 beginning at 5:00 p.m. Eastern Time to discuss these results and provide a company update. Live audio of the conference call will be available to investors, members of the news media and the general public by dialing +1 (877) 407-7181 (United States) or +1 (201) 689-8047 (international). To access the call by live audio webcast, please log on to the investor section of the company's website at www.biodel.com. An archived version of the audio webcast will be available on Biodel's website. Interested parties may also access an audio replay by dialing (877) 660-6853 (US) ot (201) 612-7415 (International) and entering conference ID number 13588552.

Exhibit 99.1

Biodel Inc.

Consolidated Balance Sheets
(In thousands, except share and per share amounts)

	September 30,
	2014	2015
ASSETS
Current:
Cash and cash equivalents	$24,588	$40,845
Prepaid and other assets	316	262
Total current assets	24,904	41,107
Property and equipment, net	481	280
Intellectual property, net	40	37
Total assets	$25,425	$41,424
LIABILITIES AND STOCKHOLDERS' EQUITY
Current:
Accounts payable	$172	$421
Accrued expenses:
Clinical trial expenses	214	1
Payroll and related	958	863
Accounting and legal fees	131	289
Other	141	234
Total current liabilities	1,616	1,808
Common stock warrant liability	1,014	5
Other long term liabilities	—	54
Total liabilities	2,630	1,867
Commitments
Stockholders' equity:
Convertible preferred stock, $.01 par value; 50,000,000 shares authorized, 1,950,000 and 1,909,410 issued and outstanding	19	19
Common stock, $.01 par value; 200,000,000 shares authorized; 23,079,543 and 62,151,202 issued and outstanding, respectively	231	622
Additional paid-in capital	252,104	287,212
Accumulated deficit	(229,559)	(248,296)
Total stockholders' equity	22,795	39,557
Total liabilities and stockholders' equity	$25,425	$41,424

Exhibit 99.1

Biodel Inc.

Consolidated Statements of Operations
(In thousands, except share and per share amounts)

	September 30,
	2014	2015
Revenue	$—	$—
Operating expenses:
Research and development	14,194	13,365
Government grants	(531)	—
General and administrative	5,598	6,402
Total operating expenses	19,261	19,767
Other expense/(income):
Interest and other income	(49)	(52)
Adjustments to fair value of common stock warrant liability	(5,107)	(1,009)
Loss on fixed asset	—	2
Loss before tax provision	(14,105)	(18,708)
Tax provision	26	29
Net loss	$(14,131)	$(18,737)
Net loss per share — basic and diluted	$(0.66)	$(0.46)
Weighted average shares outstanding — basic and diluted	21,404,258	41,017,855

About Biodel Inc.

Biodel Inc. is a specialty biopharmaceutical company focused on the development and commercialization of innovative treatments for diabetes that may be safer, more effective and more convenient for patients. Biodel's product candidates are developed by applying proprietary technologies to existing drugs in order to improve their therapeutic profiles. More information about Biodel is available at www.biodel.com.

Safe-Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements about future activities related to the clinical development plans for Biodel's product candidates, potential timing, design and outcomes of clinical trials and Biodel's ability to develop and commercialize its product candidates. Forward-looking statements represent Biodel's management's judgment regarding future events. All statements, other than statements of historical facts, including statements regarding Biodel's strategy, future operations, future clinical trial

Exhibit 99.1

results, future financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Biodel's forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in the forward-looking statements, including, but not limited to, the progress, timing or success of Biodel's research and development and clinical programs for Biodel's product candidates; Biodel's ability to conduct the development work necessary to finalize the formulation and design of Biodel's auto-reconstitution glucagon rescue product candidate, as well as the preclinical studies, clinical trials and manufacturing activities necessary to support the filing of a new drug application, or NDA, to the U.S. Food and Drug Administration, or FDA, for that product candidate; Biodel's ability to engage a strategic partner in the further development of Biodel's prandial ultra-rapid-acting insulin formulations, including BIOD-531, which uses regular human insulin, or RHI, as the active pharmaceutical ingredient, and Biodel's insulin analog-based formulations; the success of Biodel's formulation development work to improve the stability of Biodel's newer ultra-rapid-acting insulin analog-based formulations while maintaining the pharmacokinetic and injection site toleration characteristics associated with earlier formulations; the results of Biodel's real-time stability programs for Biodel's RHI-, insulin analog- and glucagon-based product candidates, including the reproducibility of earlier, smaller scale, stability studies and Biodel's ability to accurately project long term stability on the basis of accelerated testing; Biodel's ability to accurately anticipate technical challenges that the company may face in the development of Biodel's ultra-rapid-acting RHI- and insulin analog-based product candidates or Biodel's glucagon rescue product candidates; Biodel's ability to secure approval by the FDA for Biodel's product candidates under Section 505(b)(2) of the Federal Food, Drug and Cosmetic Act; Biodel's ability to enter into collaboration arrangements for the commercialization of Biodel's product candidates and the success or failure of any such collaborations into which the company enters, or Biodel's ability to commercialize its product candidates on its own; Biodel's ability to enforce Biodel's patents for Biodel's product candidates and Biodel's ability to secure additional patents for Biodel's product candidates; and other factors identified in our most recent annual report on Form 10-K for the fiscal year ended September 30, 2014 and other subsequent filings with the Securities and Exchange Commission. The company disclaims any obligation to update any forward-looking statements as a result of events occurring after the date of this press release.

BIOD-G

CONTACT:
Clayton Robertson, Trout Group
+1 (646) 378 2964

Source: Biodel Inc.